UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2024

Masonite International Corporation

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-11796	98-0377314
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2771 Rutherford Road

Concord, Ontario L4K 2N6 Canada

(Address of principal executive offices)

(800) 895-2723

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Common Stock (no par value)	DOOR	New York Stock Exchange
(Title of class)	(Trading symbol)	(Name of exchange on which registered)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 7.01	Regulation FD Disclosure.

On April 15, 2024, Masonite International Corporation, a British Columbia corporation (“Masonite”), and Owens Corning, a Delaware corporation (“Owens Corning”), jointly issued a press release to announce, in connection with the anticipated acquisition of Masonite by Owens Corning (the “Arrangement”), the commencement of an offer by Owens Corning to purchase for cash any and all of Masonite’s outstanding 5.375% Senior Notes due 2028 (the “2028 Notes”) and a related consent solicitation by Masonite soliciting consents of holders of the 2028 Notes to adopt certain proposed amendments to the indenture governing the 2028 Notes to eliminate certain covenants, restrictive provisions and events of default from such indenture, in each case made to holders pursuant to the terms of and subject to the conditions set forth in the offer to purchase and consent solicitation statement dated April 15, 2024. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This Form 8-K is not intended to and does not constitute an offer to sell or purchase, or the solicitation of an offer to sell or purchase, or the solicitation of any vote of approval or the solicitation of tenders or consents with respect to any security. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such an offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

This Form 8-K and Exhibit 99.1 contain statements intended as “forward-looking statements,” which are subject to the cautionary statements about forward-looking statements set forth in Exhibit 99.1.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Additional Information and Where to Find It

In connection with the Arrangement, Masonite filed with the Securities and Exchange Commission (the “SEC”) a proxy statement on Schedule 14A (the “Proxy Statement”) on March 22, 2024. Masonite may also file other documents with the SEC regarding the Arrangement. This communication is not a substitute for the Proxy Statement or any other document which Masonite may file with the SEC.

INVESTORS AND SECURITY HOLDERS OF MASONITE ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT, AS WELL AS OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE ARRANGEMENT OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT MASONITE, OWENS CORNING, THE ARRANGEMENT AND THE OTHER TRANSACTIONS CONTEMPLATED BY THE ARRANGEMENT AGREEMENT (AS DEFINED IN THE PROXY STATEMENT) THAT HOLDERS OF MASONITE’S SECURITIES SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING VOTING.

Investors and security holders may obtain free copies of the Proxy Statement and other documents filed with the SEC when available without charge through the website maintained by the SEC at www.sec.gov or, in the case of documents filed by Masonite, by directing a request to Marcus Devlin, Director, Investor Relations at investorrelations@masonite.com, or by calling 813-877-2726, or from Masonite’s website https://investor.masonite.com, or, in the case of documents filed by Owens Corning, by directing a request to Amber Wohlfarth, Vice President, Investor Relations at Amber.Wohlfarth@owenscorning.com, or by calling 419-248-5639, or from Owens Corning’s website https://investor.owenscorning.com/investors.

Participants in the Solicitation

Masonite, Owens Corning and certain of their directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the Arrangement.

Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies in connection with the Arrangement, including a description of their direct or indirect interests in the Arrangement, by security holdings or otherwise, is set forth in the Proxy Statement and may be set forth in other relevant materials related to the Arrangement when they are filed with the SEC.

Information regarding Masonite’s directors and executive officers, their ownership of Masonite common shares, and Masonite’s transactions with related parties is contained in the sections entitled “Proposal 1: Election of Directors,” “Security Ownership of Certain Beneficial Owners and Management,” and “Certain Relationships and Related Party Transactions” included in Masonite’s proxy statement for the 2023 annual meeting of shareholders, which was filed with the SEC on March 29, 2023 (and which is available at https://www.sec.gov/Archives/edgar/data/893691/000119312523083032/d326829ddef14a.htm) and in the sections entitled “Directors, Executive Officers and Corporate Governance” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” included in Masonite’s Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the SEC on February 29, 2024 (and which is available at https://www.sec.gov/Archives/edgar/data/893691/000089369124000011/door-20231231.htm). To the extent holdings of Masonite securities by the directors and executive officers of Masonite have changed from the amounts of securities of Masonite held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. These documents can be obtained free of charge from the sources indicated in the previous section.

Information regarding the directors and executive officers of Owens Corning is contained in the sections entitled “Information Concerning Directors” and “Security Ownership of Executive Officers and Directors” included in Owens Corning’s proxy statement for its 2024 annual meeting of stockholders, filed with the SEC on March 7, 2024 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1370946/000137094624000083/oc-20240307.htm), and in the section entitled “Information About Our Executive Officers” included in Owens Corning’s Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the SEC on February 14, 2024 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1370946/000137094624000046/oc-20231231.htm). To the extent holdings of Owens Corning securities by the directors and executive officers of Owens Corning have changed from the amounts of securities of Owens Corning held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.

99.1	Press release, dated April 15, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASONITE INTERNATIONAL CORPORATION

Date: April 15, 2024	By:	/s/ James C. Pelletier
	Name:	James C. Pelletier
	Title:	Senior Vice President, General Counsel and Corporate Secretary